UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2017

ReWalk Robotics Ltd.

(Exact name of registrant as specified in its charter)

Israel	001-36612	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Hatnufa St., Floor 6, Yokneam Ilit, Israel		2069203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:                        +972.4.959.0123

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.02 — RESULTS OF OPERATIONS AND FINANCIAL CONDITION	3
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS	3
SIGNATURES	4
EXHIBIT INDEX	5

Item 2.02  Results of Operations and Financial Condition.

On May 4, 2017, ReWalk Robotics Ltd. (the “Company”) issued a press release announcing its financial results for the first quarter ended March 31, 2017. A copy of the press release is being furnished herewith as Exhibit 99.1. As set forth in the press release, the Company will host a conference call to discuss its financial results for the first quarter ended March 31, 2017 on Thursday, May 4, 2017 at 8:30 AM EST. A listen-only live webcast of the call may be accessed through the Company’s website at www.rewalk.com under the “Investors” section or by dialing (844) 423-9889 in the United States, 18 09 45 78 77 in Israel or (716) 247-5804 outside the United States and Israel. The access code for the call is 5398582.

An archived recording of the call will be made available shortly after the completion of the call for two weeks at (855) 859-2056 in the United States or (404) 537-3406 outside of the United States. The access code for the replay is 5398582. The archived webcast will also be available through the Company’s website at www.rewalk.com under the “Investors” section for 30 days after the completion of the call.

The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), nor shall it be deemed “incorporated by reference” into any filing under the Securities Act of 1933, as amended, or the 1934 Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release dated May 4, 2017 of ReWalk Robotics Ltd. announcing financial results for the first quarter ended March 31, 2017, furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ReWalk Robotics Ltd.

By:	/s/ Kevin Hershberger
Name: Title:	Kevin Hershberger Chief Financial Officer

Dated: May 4, 2017

 EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated May 4, 2017 of ReWalk Robotics Ltd. announcing financial results for the first quarter ended March 31, 2017, furnished herewith.

5